DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Government Fund
Class A * Class B * Class C * Class R
(the "Fund")

Supplement to the Fund's Prospectus dated February 27, 2004

The following replaces the Class A - Class A sales charges chart on page 11 under the heading About your account - Investing in the Fund:

Class A sales charges
Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested[1]
Less than $100,000	2.75%	3.23%
$100,000 but under $250,000	2.00%	2.44%
$250,000 but under $1,000,000	1.00%	1.34%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 0.75% if you redeem these shares within the first year after your purchase, unless a specific waiver of the charge applies. See Dealer compensation on page 13 for a description of the amount of dealer commission that is paid.

Amount of purchase	Sales charge as % of offering price	Sales charge as % of amount invested
$1 million up to $5 million	none	None
Next $20 million up to $25 million	none	None
Amount over $25 million	none	None
1 This is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary based on the amount invested, rounding and the then-current NAV.

The following replaces the chart under Dealer compensation on page 13 under the heading About your account - Investing in the Fund of the prospectus:
	Class A1	Class B2	Class C3	Class R4
Commission (%)	-	2.00%	1.00%	-
Investment up to $99,999	2.35%	-	-	-
$100,000 to $249,999	1.75%	-	-	-
$250,000 to $999,999	0.75%	-	-	-
$1,000,000 to $4,999,999	0.75%	-	-	-
$5,000,000 to $24,999,999	0.50%	-	-	-
$25,000,000 or more	0.25%	-	-	-
12b-1 Fee to Dealer	0.30%	0.15%	1.00%	0.60%

1 On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.15% through February 28, 2005.
2 On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 2.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.15% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
3 On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
4 On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

This Supplement is dated May 7, 2004.